UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2004

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



          North Carolina              1-13408                 56-1362926
  (State or Other Jurisdiction of   (Commission             (IRS Employer
          Incorporation)             File Number)         Identification No.)


             5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code     (214) 378-8992


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ITEM 7.01.   Regulation FD Disclosure


On September 8, 2004, Digital Recorders, Inc. announced in a press release that its Digital Recorders (DR) division in Research Triangle Park, N.C., has received an order for more than $490,000 for its surface transit computer-aided dispatch/automatic vehicle location (CAD/AVL) software from the City of Albuquerque Transit Department in Albuquerque, N.M.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

This order does not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.


ITEM 9.01.   Financial Statements and Exhibits

(a)    Exhibits.

       99.1  Press release dated September 8, 2004.



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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGITAL RECORDERS, INC.

Date: September 8, 2004                    By: /s/ DAVID L. TURNEY
                                               ---------------------------------
                                               David L. Turney
                                               Chairman, Chief Executive Officer
                                               and President



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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

   99.1    Press release dated September 8, 2004.